U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2003

THERMA-WAVE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26911

(Commission File Number)

94-3000561

(I.R.S. Employer Identification Number)

1250 Reliance Way
Fremont, California

(Address of Principal Executive Officers)

94539

(Zip Code)

(510) 668-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, If Changed Since Last Report)

ITEM 8.01. Other Events
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 8.01. Other Events

The Therma-Wave, Inc. 2000 Equity Incentive Plan (as amended on July 31, 2000, the “Plan”) was further amended on August 22, 2003 (“Amendment No. 2”) and on August 23, 2004 (“Amendment No. 3”). Copies of Amendment No. 2 and Amendment No. 3 are attached as Exhibits 99.1 and 99.2 and are incorporated by reference into this Item 8.01. The form of stock option agreement under the Plan was also amended on August 23, 2004 (“Amendment No. 1”) and is attached as Exhibit 99.3 and is incorporated by reference into this Item 8.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 26, 2004	Therma-Wave, Inc.
	By:	/s/ L. Ray Christie
		Name:	L. Ray Christie
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Number
Exhibit	Description
99.1	Amendment No. 2 to the Plan effective as of August 22, 2003.
99.2	Amendment No. 3 to the Plan effective as of August 23, 2004.
99.3	Amendment No. 1 to Form of Stock Option Agreement effective as of August 23, 2004.